UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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FS Credit Opportunities Corp.

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This Message Is From an External Sender This message came from outside your organization. Use caution when clicking links or opening attachments. Report suspicious emails by clicking the "Report" button in your Outlook toolbar or forward to SIRT@Broadridge.com. From: SPECIMEN <id@proxyvote.com> Sent: Monday, June 1, 2026 7:14 PM To: Krause, Dominique Subject: #FSCO26PXY# FS CREDIT OPPORTUNITIES CORP. Annual Meeting %P55002_0_0123456789012345_0000001%Be the vote that counts. FS CREDIT OPPORTUNITIES CORP. 2026 Annual Meeting August 3, 2026 VOTE NOW 6/5/26, 2:25 PM Proxy file:///C:/Users/001695/Downloads/%23FSCO26PXY%23%20%20%20%20%20%20%20FS%20CREDIT%20OPPORTUNITIES%20CORP.%20Annual… 1/3

This email represents the following share(s):*** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 Proxy Statement | Annual Report |Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!Ways to Vote Proxy Vote 800.690.6903Important Information For holders as of June 8, 2026 Vote Common Shares by: August 2, 2026 Control Number: 0123456789012345 View documents:6/5/26, 2:25 PM Proxy file:///C:/Users/001695/Downloads/%23FSCO26PXY%23%20%20%20%20%20%20%20FS%20CREDIT%20OPPORTUNITIES%20CORP.%20Annual… 2/3

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